UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PACIFIC ADVISORS FUND INC.

101 North Brand Boulevard, Suite 1950

Glendale, California 91203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders:

A Special Meeting of Shareholders (“Meeting”) of the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund, and Small Cap Fund (each, a “Fund” and collectively, the “Funds”) of Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”) will be held at the offices of the Company, 101 North Brand Boulevard, Suite 1950, Glendale, California 91203, on Wednesday, October 27, 2010, at 1:00 p.m., for the following purposes:

1.   To elect Directors of the Company;

2.   To approve a change in each Fund’s fundamental policy regarding borrowing;

3.   To approve a change to the investment objective of the Growth Fund;

4.   To approve a change to the investment objective of the Multi-Cap Value Fund; and

5.   To transact any other business that may properly come before the Meeting.

The Board of Directors recommends that you vote “FOR” Proposals 1 through 4, as applicable.

The Board of Directors has fixed the close of business on August 27, 2010 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, and any adjournment thereof.

By Order of the Board of Directors,

/s/ Catherine L. Henning
Catherine L. Henning
Secretary

September 17, 2010

Shareholders are invited to attend the meeting in person. The proposed business cannot be conducted for the Funds at the Meeting unless the required quorum of shares outstanding on August 27, 2010 (the “Record Date”) are present in person or by proxy.  Even if you plan to attend the Meeting, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or, if applicable, cast your vote via the Internet or by telephone as soon as possible.  If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card.  You may revoke your proxy at any time before its use.

TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

September 17, 2010

Important Proxy Materials

PLEASE VOTE TODAY

Dear Shareholder:

A Special Meeting of Shareholders of the Pacific Advisors Funds (the “Funds”) will be held on October 27, 2010.  Shareholders will be asked to elect directors for the Funds’ Board and vote on proposals to change the Funds’ fundamental policy regarding borrowing, and changes the investment objectives of the Multi-Cap Value Fund, and the Growth Fund.  As described more fully in the attached proxy statement, the proposed amendment to the Funds’ fundamental policy regarding borrowing will provide the Funds with expanded ability to borrow money to the extent permitted by applicable law. The investment objective of each of the Multi-Cap Value Fund and the Growth Fund are proposed to be changed to “long-term capital appreciation.”

•      Pacific Global Investment Management Company (the “Manager”) believes the proposal regarding borrowing will benefit the Funds by, among other things, giving the Manager greater investment management flexibility to strategically manage investment opportunities in a variety of market conditions and allow the Manager to buy and sell portfolio securities primarily for investment considerations rather than for cash flow considerations.

•      The Manager believes the changes in investment objectives will, in connection with other planned changes to the investment strategy, benefit the Multi-Cap Value Fund and the Growth Fund by providing a clearer description of the portfolio holdings and the investment strategy of these Funds.

We encourage you to review the enclosed materials for more detail on each of the proposals.

The Funds’ Board of Directors has carefully considered these proposals and believes that they are in the best interest of the Funds and their shareholders.  The Board unanimously recommends that you vote “FOR” these proposals.

Your vote is important.  We need your vote regardless of how many shares you own.  Your prompt response will help the Funds avoid the expense of additional follow-up mailings.

Please vote today by completing, signing and returning your proxy ballot in the enclosed postage-paid envelope.  If you have questions, please call us toll-free at (800) 282-6693.  Thank you for taking the time to participate in this important initiative.

Sincerely,

/s/ George A. Henning

George A. Henning

Chairman and President

SPECIAL MEETING OF SHAREHOLDERS OF THE:

Government Securities Fund	Growth Fund
Income and Equity Fund	Multi-Cap Value Fund
Balanced Fund	Small Cap Fund

The meeting will be held at the offices of Pacific Advisors Fund Inc. (the “Company”), 101 North Brand Boulevard, Suite 1950, Glendale, California 91203, on October 27, 2010, at 1:00 p.m.

IMPORTANT INFORMATION

Please read the enclosed Proxy Statement in its entirety.  The following summary provides an overview of the Proposals and the voting process. Your vote matters; please return your proxy ballot today.  If you have questions regarding the Proposals or how to vote your shares, please call Shareholder Services at (800) 282-6693 between 7:00 a.m. and 5:00 p.m. Pacific Time.

•      Why am I being asked to vote?

As of the record date on August 27, 2010, you were a shareholder of one or more of the Pacific Advisors Funds listed above (each a “Fund,” and collectively, the “Funds”).  The Funds’ Board of Directors (the “Board”) has approved these Proposals and unanimously recommends that you vote “FOR” each Proposal.

•      What am I being asked to vote on?

You are being asked to vote to:

1.     Elect Directors of the Funds.  The Investment Company Act of 1940, as amended (“1940 Act”), requires that at least two-thirds of a fund’s board members have been elected by its shareholders before the board may fill a vacancy.  The Company is close to the two-thirds minimum requirement. Electing directors now will give the Board the flexibility to appoint directors to fill future vacancies without the expense of conducting additional shareholder meetings.  Information about the nominees and the Board’s structure is provided in Proposal 1.

2.     Approve the amendment of the Funds’ current fundamental investment policy regarding borrowing that is more restrictive than required under present law.  This change will give Pacific Global Investment Management Company (the “Manager”) greater investment management flexibility to strategically manage investment opportunities in a variety of market conditions and allow the Manager to buy and sell portfolio securities primarily for investment considerations rather than for cash flow considerations.

3.     Approve a change in the investment objective of the Growth Fund to “long-term capital appreciation.”  Proposal 3 only applies to shareholders of the Growth Fund.  The Board has approved changes to the Fund’s name, investment objective and investment strategy.   These changes are intended to more narrowly focus the Fund’s investment strategy to invest primarily in large cap stocks, and specifically position the Fund as a large cap value fund.  The change in investment objective requires shareholder approval.  The proposed changes to the Fund’s name and investment strategy are contingent on shareholder approval of the change in investment objective.

4.     Approve a change in the investment objective of the Multi-Cap Value Fund to “long-term capital appreciation.”  Proposal 4 only applies to shareholders of the Multi-Cap Value Fund.  The

Board has approved changes to the Fund’s name, investment objective and investment strategy.  These changes are intended to more narrowly focus the Fund’s investment strategy to invest primarily in mid-cap stocks, and specifically position the Fund as a mid-cap value fund.  .  The change in investment objective requires shareholder approval.  The proposed changes to the Fund’s name and investment strategy are contingent on shareholder approval of the change in investment objective.

•      Has the Funds’ Board approved the Proposals?

The Board has unanimously approved all of the Proposals and recommends that you vote “FOR” each Proposal.

•      Why are these Proposals important for the Funds?

Proposal 1 will give the Board the flexibility to add new directors without a shareholder vote; Proposal 2 will enhance the Funds’ ability to manage assets in response to a changing investment environment; and Proposals 3 and 4 will provide a clearer description of the portfolio holdings and the investment strategy of the Growth Fund and Multi-Cap Value Fund, respectively.

•      How many votes am I entitled to cast?

You may vote on the Proposals affecting your Fund(s); you are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share you held as of the record date on August 27, 2010.

•      How do I vote my shares?

You may vote by completing, signing and mailing the enclosed proxy card in the postage-paid envelope provided or attending the Meeting in person and voting; or, if indicated on your proxy card, by Internet or telephone.  If you properly execute your proxy card and give no instruction, your shares will be voted FOR the Proposals.

•      How should I sign the proxy card?

The proxy card must be signed exactly as your name(s) appears in the account registration shown on the proxy card.  If you have an:

Individual account:  Sign your name exactly as it appears on the account registration.

Joint account:  Either accountholder may sign; but the name must match the account registration.

Any other type of account:  Any accountholder who signed the PAF Account Application may sign.  The person signing must also provide his or her role (e.g., “Trustee,” or in the case of a business entity, the officer’s title).

•      What if there are not enough votes to approve one or more of the Proposals?

If there are not enough votes to constitute a quorum at the shareholder meeting, the meeting may be adjourned to permit further solicitation of proxies.  The approval of each Proposal is determined separately and does not depend on the approval of any other Proposal.  If shareholders do not ultimately approve a Proposal, the Funds’ (or, if applicable, the respective Fund’s) current policy will remain in effect.

You can help reduce shareholder costs by voting promptly.

Your vote is important, regardless of the number of shares you own.  Please read the enclosed material and vote your shares.

PACIFIC ADVISORS FUND INC.

101 North Brand Boulevard, Suite 1950

Glendale, California 91203

September 17, 2010

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE:

Government Securities Fund	Growth Fund
Income and Equity Fund	Multi-Cap Value Fund
Balanced Fund	Small Cap Fund

to be held on October 27, 2010.

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Pacific Global Fund, Inc. d/b/a/ Pacific Advisors Fund Inc. (“Company”) for use at the Special Meeting of Shareholders of the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund, and Small Cap Fund (each, a “Fund” and collectively, the “Funds”) to be held at the offices of the Company, 101 North Brand Boulevard, Suite 1950, Glendale, California 91203, on October 27, 2010, at 1:00 p.m. (“Meeting”), and any adjournment or adjournments thereof. The purpose of the Meeting is to hold a shareholder vote on the following proposals:

Proposal

1.                           To elect Directors of the Company.

2.                           To approve a change in each Fund’s fundamental policy regarding borrowing.

3.                           To approve a change to the investment objective of the Growth Fund (applies only to the Growth Fund).

4.                           To approve a change to the investment objective of the Multi-Cap Value Fund (applies only to the Multi-Cap Value Fund).

Each proposal will be implemented if approved by shareholders of the relevant Fund(s), as applicable, and is not contingent on the approval of any other proposal.

This Proxy Statement is being first mailed to shareholders on or about September 24, 2010.

WHO MAY VOTE

The Funds’ shareholders of record as of the close of business on August 27, 2010 (“Record Date”), are entitled to notice of and to vote at the Meeting.  Each shareholder of the Funds is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.  Each Fund’s shareholders may vote only on the proposal relating to their Fund, as shown in the Table above.

The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A.

For a free copy of the Funds’ most recent Annual Report or Semi-Annual Report, write to us at Pacific Advisors Fund Inc., 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, or call, toll-free, (800) 282-6693, between 7:00 a.m. and 5:00 p.m. Pacific Time.

VOTING PROCEDURE

You may vote on the proposal affecting your Fund(s) by (i) completing the enclosed proxy card, signing it and mailing it back to us in the envelope provided; (ii) attending the Meeting in person and voting; or (iii) if indicated on your proxy card, by Internet or telephone.  All proxy cards solicited by the Board that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  You may revoke your proxy at any time prior to its exercise at the Meeting by written notice to the Secretary, by executing a subsequent proxy, or by voting in person at the Meeting.

Shares represented by proxy cards will be voted in accordance with the instructions on the card. If you properly execute your proxy card and give no instruction, your shares will be voted FOR the matters specified on the proxy card.  Only proxies that are voted will be counted towards establishing a quorum.  Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.  Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

Under the Company’s By-Laws, a quorum is constituted by the presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting.  The presence of a quorum will be determined separately for each Fund.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not received, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.  A shareholder vote may be taken on one or more items in this proxy statement if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote and the broker does not have discretionary voting power.  Abstentions and broker non-votes will be counted as shares that are present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal.  Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.  Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal, for which the required vote is a percentage of the shares present.

VOTE REQUIRED FOR EACH PROPOSAL

PROPOSAL 1: The affirmative vote of a plurality of votes cast by the shareholders of the Company is necessary to elect directors of the Company at the Special Meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot.  Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.

PROPOSALS 2 — 4: Approval of Proposals 2, 3 and 4 require the affirmative vote of a “majority of the outstanding voting securities” of the appropriate Fund.  Under the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

Each share class of each Fund will be counted together in determining the vote under each proposal set forth in this Proxy Statement.

PROPOSAL 1: ELECTION OF DIRECTORS

The purpose of Proposal 1 is to elect directors (“Directors”) of the Board of Directors (“Board”) for the Funds.  You are being asked to vote for the election of Directors for the Funds.

Seven Directors are proposed to be elected (“nominees”).  Five of the nominees were elected by the Funds’ shareholders at a meeting of shareholders in February 1992.  Dr. Takashi Makinodan was appointed by the Board in 1995.  Mr. Peter C. Hoffman is newly nominated for election at this Meeting.

It is intended that the enclosed proxy will be voted FOR the election of each of the nominees, unless such authority has been withheld in the proxy.  If elected, each Director will serve during the lifetime of the Company until he or she dies, resigns, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of his or her successor.

For purposes of this Proxy Statement, Directors who are interested persons of the Company, within the meaning of Section 2(a)(19) of the 1940 Act, as amended, are referred to as “interested Directors,” while Directors who are not interested persons of the Company are referred to as “disinterested Directors.”  The current Directors include two interested Directors and four disinterested Directors.  If all nominees are elected at the Meeting, the Board will consist of seven members, two of whom would be interested Directors.

The disinterested Director nominees do not beneficially own any securities in the investment manager or distributor of the Company, or a person directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Company, as of December 31, 2009.

Each nominee who is a current Director serves as a Director of the six (6) Funds that comprise the mutual funds advised by Pacific Global Investment Management Company (“Pacific Global,” or the “Manager”).

Each nominee has consented to serve as a Director if elected.  If, for any reason, any nominee should not be available for election or be able to serve as a Director, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate.  The Company has no reason to believe that it will be necessary to designate a substitute nominee.

In the event a vacancy occurs on the Board for any reason, the remaining Directors may fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders.  If, at any time, less than a majority of the Directors holding office has been elected by the shareholders, the Directors then in office will call a shareholder meeting for the election of Directors.  Otherwise, there normally will be no meeting of shareholders for the purpose of electing Directors.

Information About the Nominee, Directors and Officers

Listed below, for each nominee, Director and Officer of the Company, are his or her name and age; position(s) and length of service with the Company; principal occupation(s) during the past five years; and any other directorships held by the Director or nominee.  The address for all Directors and Officers is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Disinterested(1) Directors of the Company

Name (Age)	Position Held with the Company	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
L. Michael Haller, III (66)	Director	Since 1992

Consultant; Chairman, Stereo Scope, Inc. (web application company); Chairman, Kapitall (software development company);
President, Bionic Games, Inc. (game software development company); President, High Impact Games, Inc. (game software development company); Owner, Asahi Broadcasting Enterprises (game software development company)

None
Peter C. Hoffman (59)	Nominee(2)	n/a	President and Dealer/Executive Manager, Sierra Autocars, Inc. (car dealership); President and Dealer, Sierra Automotive Enterprises, Inc. and Sierra Vehicles, Inc. (car dealerships)	None
Takashi Makinodan, Ph.D (85)	Director	Since 1995

Retired in 2007; formerly Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders (1992-2007); and Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center (1991-2007)

None
Gerald E. Miller (80)	Director	Since 1992	Retired in 1992; formerly Senior Resident Vice President, at retirement, for Merrill Lynch	None
Louise K. Taylor, Ph.D (63)	Director	Since 1992	Retired in 2009; formerly Superintendent, Monrovia Unified School District (1991-2009)	None

Interested Directors and Officers of the Company

Name (Age)	Positions Held with the Company	Length of Time Served	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Victoria Breen(3) (59)	Director Assistant Secretary	Since 1992 Since 2002

President , Derby & Derby, Inc. (financial services company);

Agent, Transamerica Life Companies and Registered Principal, Transamerica Financial Advisors, Inc. (“TFA”); Assistant Secretary and Director, Pacific Global Investment Management Company

None
George A. Henning(4) (63)	President and Chairman	Since 1992

Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.; formerly Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.

None

Other Officers of the Company

Name (Age)	Position(s) Held with the Company	Length of Time Served	Principal Occupations During Past 5 Years
Barbara A. Kelley (57)	Vice President Chief Compliance Officer Treasurer	Since 2004 Since 2004 Since 2001

Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.; formerly Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (2001-2007)

Catherine L. Henning (32)	Vice President Secretary	Since 2010 Since 2006

Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; Vice President, Secretary and Director, Pacific Global Investor Services, Inc.; formerly Assistant Secretary, Pacific Advisors Fund Inc. (2004-2006); and Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (2002-2006)

Araceli Olea (37)	Assistant Secretary	Since 2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.

Jingjing Yan (36)	Assistant Treasurer	Since 2005

Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.; formerly Fund Accounting Manager, Pacific Global Investor Services, Inc. (2001-2007); and Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (2005-2007)

(1) The term “Disinterested” Director refers to a Director who is not an “interested person” within the meaning of the 1940 Act.

(2) Mr. Hoffman was recommended by a disinterested Director and was selected and nominated by the Board’s Nominating Committee.

(3) Ms. Breen is considered an interested director because (a) she is a registered principal of TFA, a registered broker/dealer that engages in sales of Company shares under a selling agreement with Pacific Global Fund Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, and in that capacity she has received commissions on the sale of the Funds’ shares; (b) she is an officer of the Company; and (c) she is a shareholder of the Manager and a member of the Manager’s Board of Directors.

(4) Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager’s shares he may be deemed a “control person” of the Manager; and (c) he is Ms. Henning’s father.

Ownership by Directors and Nominees of Shares in the Funds

The following table sets forth information describing the dollar range of equity securities in the Funds beneficially owned by each Director and nominee as of December 31, 2009.

Names of	Dollar Range of Equity Securities in Each Fund						Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in the Pacific Advisors Fund Family of
Directors and	Government Securities	Income and Equity	Balanced	Growth	Multi-Cap	Small Cap	Investment Companies(1)
Nominees	Fund	Fund	Fund	Fund	Value Fund	Fund	Total
INTERESTED DIRECTORS AND NOMINEES
Victoria Breen	None	None	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
George A. Henning	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000

DISINTERESTED DIRECTORS AND NOMINEES
L. Michael Haller	None	None	None	None	None	None	None
Peter C. Hoffman(2)	None	None	None	None	None	None	None
Takashi Makinodan	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000	$10,001- $50,000	$10,001 - $50,000
Gerald E. Miller	None	None	None	None	None	None	None
Louise K. Taylor	$10,001 - $50,000	None	None	$10,001 - $50,000	None	$50,001 - $100,000	$100,001 - $500,000

(1) The Funds are the only investment companies that share the Funds’ manager or distributor.

(2) Nominee only.

Beneficial ownership shown in the table above was determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”), and should not be deemed an admission that any Director or any member of his or her immediate family is, for purposes of Section 16 of the 1934 Act or otherwise, the beneficial owner of those securities.

As of August 20, 2010, the Directors and Officers of the Company, as a group, owned 5.59% of the outstanding shares of the Growth Fund, 1.21% of the outstanding shares of the Multi-Cap Value Fund and less than 1% of outstanding shares of the Government Securities, Balanced, Income and Equity, and the Small Cap Funds.

Officer and Director Compensation

The Officers of the Company and the Directors who are interested persons of the Company receive no compensation directly from the Company for performing the duties of their offices.  They may receive remuneration indirectly as a result of their positions with the Manager or other affiliates.  The Directors who are not interested persons receive fees and expenses for Board and Committee meetings attended.  Currently, each disinterested Director receives a fee at an annual rate of $6,000 ($1,500 per quarter of service), plus the following compensation plus reasonable expenses: $1,500 per Board meeting attended ($750 for telephonic participation) and $750 per in-person Committee meeting attended ($375 for telephonic participation or for telephonic meetings).  The aggregate compensation paid by the Company during the fiscal year ended December 31, 2009 to each of the Directors who is not an interested person of the Company is set forth in the table below.  The Company does not maintain any retirement or pension plans.

	Total Compensation
L. Michael Haller	$14,250
Takashi Makinodan	$12,750
Gerald E. Miller	$14,250
Louise K. Taylor	$14,250
Peter C. Hoffman(1)	None	(1)

(1) Mr. Hoffman was not a disinterested Director of the Funds as of the most recent fiscal year-end; therefore, Mr. Hoffman did not receive any compensation from the Funds during 2009.

Meetings of the Board of Directors

The Board held four meetings during the fiscal year ended December 31, 2009.  No incumbent Director during the period attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by committees of the Board on which the Director served.

The Fund is not required to hold annual meetings and therefore does not have a policy with regard to Directors’ attendance at such meetings.  The Company did not hold an annual meeting during the prior year.

Qualifications and Experience

Following is a brief discussion, for each nominee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the nominee should serve as a Director.

Victoria Breen.  Ms. Breen is Assistant Secretary and Director of the Manager, President of a small financial services company, an agent of Transamerica Life Companies, and a registered principal of Transamerica Financial Advisors, Inc.  Ms. Breen has served as a Director since 1992.  Ms. Breen attended the University of Santa Barbara and has earned various financial professional licenses and designations.

The Board considered Ms. Breen’s experience with the Manager, her executive experience, her financial experience, her academic background, and her approximately 18 years experience as Director of the Company.

George A. Henning. Mr. Henning is President and CEO of the Manager, and CEO of the Distributor and the Transfer Agent.  Mr. Henning has been in the financial services industry for over three decades.  He formerly served as Senior Vice President of Transamerica Life Companies and President of its broker-dealer; and as Senior Vice President of Chubb Life America and President of its broker-dealer, mutual fund, and separate account mutual fund companies.  Mr. Henning has served as a Director since 1992.  Mr. Henning has earned a B.S. degree from Geneva College and a M.S. degree from Indiana University.

The Board considered Mr. Henning’s various roles and executive experience with the Manager, his financial experience, his academic background, and his approximately 18 years experience as Director of the Company.

L. Michael Haller, III. Mr. Haller is Chairman of Kapitall, Inc., a privately held online brokerage firm.  He is also President or CEO of several technology, gaming and software development companies.  He formerly served as a U.S. career diplomat and Foreign Service Officer, serving mainly in the U.S. Embassy, Tokyo.  Mr. Haller has served as a Director since 1992.  Mr. Haller has earned a B.S. degree from Northwestern University.

The Board considered Mr. Haller’s executive experience, his financial experience, his academic background, and his approximately 18 years experience as Director of the Company.

Peter C. Hoffman. Mr. Hoffman is President and Dealer/Executive Manager of Sierra Autocars, Inc. and President and Dealer of Sierra Automotive Enterprises, Inc. and Sierra Vehicles, Inc.  He is also a member of the California State Bar.  Mr. Hoffman formerly served as a partner and attorney with Nossman, Guthner, Knox & Elliot and as an engineer with Hughes Aircraft Company.  Mr. Hoffman has earned a B.S degree from the University of Notre Dame and M.S. and J.D. degrees from the University of California at Los Angeles.

The Board considered Mr. Hoffman’s legal training and practice, his business and executive experience, his financial experience, and his academic background.

Takashi Makinodan, Ph.D.  Dr. Makinodan most recently served as the Director of Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders, and the former Associate Director of Research at the Geriatric Research Education Clinic Center, VA Medical Center.  Prior to that, he held various positions in the field of geriatric research and as a professor of medicine.  Dr. Makinodan has served as a Director since 1995.  Dr. Makinodan has earned a B.S. degree from the University of Hawaii, and a M.S. degree and a Ph.D from the University of Wisconsin.

The Board considered Dr. Makinodan’s executive experience, his extensive experience as a consultant to various professional and community organizations, his academic background, and his approximately 15 years experience as Director of the Company.

Gerald E. Miller. Mr. Miller worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement.  Mr. Miller has served as a Director since 1992.  Mr. Miller has earned a B.A. degree from Wayne University.

The Board considered Mr. Miller’s his executive experience, his financial experience, his academic background, and his approximately 18 years experience as Director of the Company.

Louise K. Taylor, Ph.D.  Dr. Taylor formerly served as Superintendent of the Monrovia Unified School District for 18 years. Prior to that, she held various administrative and teaching positions with the Monrovia Unified School District, Glendora Unified School District, and other school districts in California and Texas.  Dr. Taylor has served as a Director since 1992.  Dr. Taylor has earned a B.A. degree from the University of California, a M.A. degree from Loyola University and a Ph.D. from the University of Southern California.

The Board considered Dr. Taylor’s executive experience, her extensive administrative experience in matters including resource allocation, reporting, budgeting, and management planning, her academic background, and her approximately 18 years experience as Director of the Company.

In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.

Board Leadership Structure

The Board is responsible for oversight of the Company, including risk oversight and oversight of Company management.  The Board consists of four disinterested Directors and two interested Directors.  The disinterested Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Directors and Company management.

The Chairman of the Board is an interested Director.  The Chairman presides at all meetings of the Board at which the Chairman is present.  The Chairman exercises such powers as are assigned to him by the Company’s organizational and operating documents and by the Board of Directors, which may include acting as a liaison with service providers, Company officers, attorneys and other Directors between meetings.  The four disinterested Directors exercise their majority power and authority equally, and have not designated a lead disinterested Director.

The Board has established a committee structure to assist the Board in administering its oversight function that includes an Audit Committee, a Nominating Committee, and an Executive Committee.  The Audit Committee and the Nominating Committee are comprised exclusively of disinterested Directors.  The committee structure facilitates orderly and efficient communication among the disinterested Directors, Company management, service providers, and the full Board.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company, including such matters as the independence of a majority of the Directors, the size of the Board, the independence of all of the members of the Audit and Nominating Committees, the retention of outside independent legal counsel for the disinterested Directors, the number of Funds that comprise the Company, the net assets of the Company, the Company’s business and structure, and the potential cost of an independent Chairman.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund.  As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Manager, Company officers, and Company service providers.  For example, the Board and the Audit Committee receive regular reports from the Principal Financial Officer on the Company’s internal controls and accounting and financial reporting policies and practices and procedures.  In addition, the Company’s independent registered public accounting firm reports at least twice annually to the Audit Committee on internal control and accounting and financial reporting matters.  The Board also meets with the Company’s Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the compliance policies and procedures of the Company, the Manager, the Distributor, and the Transfer Agent.  In addition, the disinterested Directors meet with the Chief Compliance Officer at least annually in executive session.

The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks.  It is possible, that despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed.  Further, certain risks may arise that were unforeseen.

Committees of the Board of Directors

The Company has an Audit Committee, an Executive Committee, and a Nominating Committee.  The respective duties and current memberships are:

Audit Committee:  The purpose of the Audit Committee is to seek to enhance the quality of the Company’s financial accountability and financial reporting by providing a means for the disinterested Directors to be informed about and oversee the Company’s audit functions, to ensure the independence and accountability of the Company’s auditors, approve the selection of the Company’s auditors, and to review the extent and quality of the auditing efforts.  The members of the Audit Committee may consult with the Company’s independent auditors, as they deem appropriate, and meet with the Company’s independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. L. Michael Haller, Gerald E. Miller, and Louise K. Taylor are members of the Audit Committee.  During the fiscal year ended December 31, 2009, the Audit Committee met two times.

Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board in the management of the Company except as to matters when Board action is specifically required; included within the scope of such powers are matters relating to valuation of securities held in each Fund’s portfolio and the pricing of each Fund’s shares for purchase and redemption. George A. Henning and Victoria Breen are members of the Executive Committee.  During the fiscal year ended December 31, 2009, the Executive Committee did not meet.

Nominating Committee: The Board of Directors has established a Nominating Committee which is responsible for identifying and recommending to the Board of Directors individuals qualified to be directors of the Company, consistent with criteria approved by the Board, for appointment to the Board or to stand for election by the shareholders.  The Nominating Committee has sole responsibility to select and nominate disinterested Directors of the Company.  The members of the Nominating Committee are: L. Michael Haller, Takashi Makinodan, and Louise Taylor.  During the fiscal year ended December 31, 2009, the Nominating Committee did not meet.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

A copy of the Nominating Committee’s charter is included as Exhibit B to this Proxy Statement. The Company currently does not maintain a copy of the charter on the Funds’ website located at www.pacificadvisorsfunds.com, although it may do so in the future.  The Committee will consider disinterested Director candidates recommended by Fund shareholders.  Any such candidates will be considered based upon the same criteria applied to candidates presented to the Committee by a search firm or other sources.  The names of such candidates should be submitted to the Committee in writing at the address maintained for communications with disinterested Directors, as described below.  The submission should be accompanied by appropriate background material concerning the candidate that demonstrates the candidate’s ability to serve as a disinterested Director of the Company.  In evaluating disinterested Director candidates, the Committee will consider the candidate’s independence and such other criteria as the Committee deems appropriate, including, without limitation, age, integrity, skills, expertise, breadth of experience, and knowledge about the Company’s business or industry.  All nominees should have at least a bachelor’s degree and experience in a position involving familiarity with investments or financial matters. All nominees must be willing and able to devote adequate time and effort to his or her duties and responsibilities as a disinterested Director.

Process for Communicating with the Board of Directors

Shareholders may communicate with the Board or one or more specified Directors by writing to the Board or the specified Directors, as applicable, at Pacific Advisors Fund Inc., 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attention: Secretary.  Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.  The current process for collecting and organizing shareholder communications requires that the Board receive copies of all communications addressed to it.

Independent Accountants

Ernst & Young LLP (“E&Y”) has been selected as the independent accountant for the Company for the current and past fiscal years.  Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

For the prior two fiscal years ended December 31, the Company did not consult with E&Y on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Fees for Services

The following table shows fees billed by E&Y during the prior two fiscal years for audit, audit-related, tax and other services provided to the Company.

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees
2008	$141,000	$2,000	$28,000	$0
2009	$150,000	$2,500	$29,500	$0

(1) Fees shown are the aggregate fees billed each year for professional services by E&Y to the Company for tax compliance, tax advice and tax return review.

During the prior two fiscal years ended December 31, E&Y did not provide any services to the Manager or any entity controlling, controlled by, or under common control with the Manager that provided ongoing services to the Company (together with the Manager, “Service Affiliates”) that were directly related to the Company’s operations and financial reporting.  As detailed in the table above, aggregate amount of non-audit fees billed to the Company or a Service Affiliate by E&Y were $28,000 for the fiscal year ended December 31, 2008 and $29,500 for the fiscal year ended December 31, 2009.

Audit Committee Approval of Non-Audit Services

The Audit Committee is authorized to approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to pre-approve audit and non-audit services for newly established funds of the Company on the same terms as the full Audit Committee previously had approved for the then existing funds, and to authorize the auditors to perform non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval or authorization to the Audit Committee at its next following meeting.

There were no non-audit services rendered by E&Y to the Company, as described above, for which pre-approval by the Audit Committee was waived pursuant to the de minimus exception under Rule 2-01 of Regulation S-X, as promulgated by the SEC.  There were no non-audit services rendered by E&Y to Service Affiliates, as described above, for which pre-approval by the Audit Committee was waived pursuant to the de minimus exception.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL 2: CHANGE OF FUNDAMENTAL POLICY REGARDING BORROWING

The Funds’ current fundamental investment policy regarding borrowing is more restrictive than that required under present law.  Under the 1940 Act, “fundamental” investment policies may be changed or eliminated only if shareholders approve such action.  The Board is recommending that shareholders approve the amendment of the Funds’ fundamental investment policy regarding borrowing to provide the Funds with expanded ability to borrow money and to update the current investment restriction and provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval.

The Funds’ current fundamental investment policy regarding issuing senior securities and borrowing money reads as follows:

A Fund will not issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund’s total assets.

Upon the approval of Proposal 2, the Funds’ fundamental investment policy regarding issuing senior securities and borrowing money would be changed to read as follows:

A Fund will not issue any class of securities senior to any other class although each Fund may borrow money to the extent permitted by the Investment Company Act of 1940, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Under the 1940 Act, a mutual fund may borrow up to 33-1/3% of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes.  Generally, a loan is considered temporary if it is repaid within sixty days.  Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility by allowing its manager to continue to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

The proposed fundamental investment policy regarding borrowing is written with reference to the 1940 Act, the rules and regulations thereunder and other applicable law, rather than explicitly stating standards currently in effect.  These formulations are intended to allow the Fund’s fundamental investment policies to adjust if there are changes in applicable law without requiring a further shareholder vote.

The Board and the Manager believe that revising the Funds’ fundamental investment policy regarding borrowing will benefit the Funds and their shareholders.  The Board and the Manager believe that the Manager’s ability to manage the Funds’ assets in a changing investment environment will be enhanced because the Funds will have greater investment management flexibility to respond to market conditions and other circumstances by seeking Board approval only when necessary to revise the Funds’ investment policy regarding borrowing.

To the extent that a Fund uses the borrowing flexibility, that Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility.

“Leverage” by a Fund is the investment technique of using borrowed money to invest in portfolio securities.  The use of leverage will magnify the Fund’s gains or losses.  The use of leverage also may cause the Fund’s expenses to be greater than comparable funds that do not borrow.  The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce its returns.  In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the return on the securities purchased with the loan proceeds.  Additionally, the use of leverage may make the Fund’s share prices more sensitive to interest rate changes and thus might cause the Fund’s net asset value per share to fluctuate more than that of funds that do not borrow.

The Manager has advised the Board that it intends to utilize the opportunity to borrow as a component of its investment strategy for the Funds.  The Manager has advised the Board that the ability to borrow, beyond the current restriction for temporary or emergency purposes, would provide flexibility in strategically managing investment opportunities in a variety of market conditions and allow the Manager to buy and sell portfolio securities primarily for investment considerations rather than for cash flow considerations.  The Manager has advised that the additional flexibility would provide the opportunity to more actively utilize leverage to acquire shares at attractive prices.  The Manager has advised that Fund portfolio managers would, for example, be able to accumulate shares in portfolio holdings which have encountered significant price fluctuations or which have been discounted by the market. The Manager currently does not anticipate borrowing in excess of the amount permitted for temporary and emergency purposes under the Funds’ current policy.  Therefore, the proposed policy is not expected to result in an increase in Fund expenses above current levels.

If Proposal 2 is approved, the following investment strategy with respect to borrowing will become effective for each Fund:

For the Government Securities, Income and Equity, and Balanced Funds, the Manager may utilize borrowing on a temporary basis to facilitate portfolio transactions and redemptions. The Manager anticipates that, in the absence of unusual redemption activity, total borrowing would be limited to no more than 15% of total assets.

For the Growth, Multi-Cap Value and Small Cap Funds, the Manager may borrow up to 5% of total assets for strategic investment purposes.  Borrowing above 5% of total assets may be used to accommodate redemption activity.  The Manager anticipates that, under normal circumstances, total borrowing would be limited to no more than 15% of total assets.

In the future, the Board would be able to approve changes to the Funds’ investment strategy regarding borrowing (subject to the limits of the Funds’ fundamental investment policy) without a shareholder vote.  Any change in investment objective would be described at the time of the change in the Fund’s prospectus or statement of additional information, as appropriate.

On August 20, 2010, the Board, including the disinterested Directors, after a full evaluation of the matters described above, approved the proposed change of fundamental investment policy regarding borrowing.

If Proposal 2 is not approved by shareholders, the current fundamental investment policy will remain in effect.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: CHANGE OF INVESTMENT OBJECTIVE OF GROWTH FUND

The Board, on August 20, 2010, approved various changes to the Growth Fund (for purposes of this Proposal 3, the “Fund”), including (i) changing the Fund’s name to the Large Cap Value Fund, (ii) changing the Fund’s investment objective, and (iii) changing the Fund’s principal investment strategies, each as described below.  Because a change to the Fund’s investment objective requires shareholder approval, the Board approved this change contingent upon receiving shareholder approval of the change in investment objective.

Currently, the Fund invests primarily in large cap stocks that are in the S&P 500 Index(1).  The Fund’s investments are consistent with the Fund’s existing investment objective and principal investment strategy.  However, the Manager has advised the Board that the proposed changes will provide greater clarity to investors regarding portfolio management of the Fund, and will improve the positioning and marketing strategy of the Fund and for the Company.

Both the Manager and the Board believe this change in the Fund’s investment objective is in the best interest of the Fund and its shareholders.

Current investment objective:	“Long-term capital appreciation through investment in medium to large capitalization companies.”

Proposed investment objective:	“Long-term capital appreciation.”

The change to the Fund’s investment objective will give the Board some additional flexibility to make appropriate changes to the Fund’s investment strategies to respond to new developments and changing trends in the marketplace without the need to amend the Fund’s investment objective, which would require a shareholder vote.  Accordingly, the Board believes that the expanded flexibility to make future changes to the investment strategy without changing the investment objective will benefit the Fund by avoiding the costs and delays associated with obtaining a shareholder vote.

To support the proposed change in the Fund’s investment objective, the Manager has proposed and the Board has approved all of the other changes described below.  While these other changes do not require shareholder approval, the implementation of these other changes is contingent upon shareholder approval of the change in the Fund’s investment objective.

(1)  The Standard & Poor’s 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market.

Fund Name Change. The Board has approved changing the Fund’s name to the Large Cap Value Fund to more accurately reflect the focus of the Fund on large cap stocks and more easily describe the Fund to shareholders.

Revisions to Investment Strategies. The Board has approved changing the Fund’s principal investment strategies to the following:

•                  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in large capitalization companies that are, at the time of purchase within the market capitalization range of companies that comprise the S&P 500 Index.

•                  Investing in other domestic companies;

•                  Selecting investments using an actively managed, value-based investment approach focusing on the long-term market cycle (at least 3-5 years) to identify investments.

This change is intended to more narrowly focus the Fund’s investment strategy to invest primarily in large cap stocks, and more narrowly position the Fund as a large cap value fund.  Using a “value” approach, the Fund seeks to invest in companies whose stock price may not fully reflect the company’s real worth or future prospects.  For example, the Manager may select companies with the following characteristics:

•                  Low current value relative to earnings estimates, cash flow, book value, and/or break-up value

•                  Strong management

•                  Strong business fundamentals

•                  Positive earnings momentum

The Board approved these changes so that the Fund can be strategically and visibly positioned as a value-oriented fund that invests in large, well-known companies.  Along with proposed changes for the Multi-Cap Value Fund (Proposal 4), the Company’s equity funds would be positioned as a continuum of small cap, mid-cap and large cap value funds.  This progression of market capitalizations would facilitate a marketing program that more clearly differentiates each Fund. As a result, the Manager believes that each Fund would be more easily described to shareholders.

The Board anticipates that this proposal, if approved, will be effective on or about December 30, 2010, upon appropriate disclosure being made in the Funds’ prospectus and Statement of Additional Information.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: CHANGE OF INVESTMENT OBJECTIVE OF MULTI-CAP VALUE FUND

The Board, on August 20, 2010, approved various changes to the Multi-Cap Value Fund (for purposes of this Proposal 4, the “Fund”), including (i) changing the Fund’s name to the Mid Cap Value Fund, (ii) changing the Fund’s investment objective, and (iii) changing the Fund’s principal investment strategies, each as described below.  Because a change to the Fund’s investment objective requires shareholder approval, the Board approved this change contingent upon receiving shareholder approval of the change in investment objective.

Currently, the Fund invests in a diversified portfolio of small, mid-size and large capitalization companies.  Over the last year, the Fund’s portfolio has increasingly emphasized investments in mid-capitalization (“mid-cap”) companies (i.e., companies with a market capitalization of between $2 billion and $10 billion).  The Fund’s investments are consistent with the Fund’s existing investment objective and principal investment strategy.  However, the Manager has advised the Board that the proposed changes will provide greater clarity to investors regarding portfolio management of the Fund, and will improve the positioning and marketing strategy of the Fund and for the Company.

Both the Manager and the Board believe this change in the Fund’s investment objective is in the best interest of the Fund and its shareholders.

Current investment objective:	“Long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies.”

Proposed investment objective:	“Long-term capital appreciation.”

The change to the Fund’s investment objective will give the Board some additional flexibility to make appropriate changes to the Fund’s investment strategies to respond to new developments and changing trends in the marketplace which would require a shareholder vote.  Accordingly, the Board believes that the expanded flexibility to make future changes to the investment strategy without changing the investment objective will benefit the Fund by avoiding the costs and delays associated with obtaining a shareholder vote.

To support the proposed change in the Fund’s investment objective, the Manager has proposed and the Board has approved all of the other changes described below.  While these other changes do not require shareholder approval, the implementation of these other changes is contingent upon shareholder approval of the change in the Fund’s investment objective.

Fund Name Change. The Board has approved changing the Fund’s name to the Mid Cap Value Fund to more accurately reflect the focus of the Fund on mid-cap stocks and more easily describe the Fund to shareholders.

Revisions to Investment Strategies. The Board has approved changing the Fund’s principal investment strategies to the following:

•                  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in mid-capitalization companies that are, at the time of purchase, within the market capitalization range of companies that comprise the Russell Midcap® Index(2).

•                  Selecting investments using an actively managed, value-based investment approach focusing on the long-term market cycle (at least 3-5 years) to identify investments.

(2)  The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

The Russell Midcap® Index is a subset of the Russell 1000® Index(3) and includes approximately 800 of the smallest companies, based on market capitalization and index membership.  This change is intended to more narrowly focus the Fund’s investment strategy to invest primarily in mid-cap stocks, and more narrowly position the Fund as a mid-cap value fund.

The Board approved these changes so that the Fund can be strategically and visibly positioned as a value-oriented fund that invests in mid-cap companies.  Along with proposed changes for the Growth Fund (Proposal 3), the Company’s equity funds would be positioned as a continuum of small cap, mid-cap and large cap value funds.  This progression of market capitalizations would facilitate a marketing program that more clearly differentiates each Fund.  As a result, the Manager believes that each Fund would be more easily described to shareholders.

The Board anticipates that this proposal, if approved, will be effective on or about December 30, 2010, upon appropriate disclosure being made in the Funds’ prospectus and Statement of Additional Information.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

(3)  The Russell 1000® Index is an unmanaged, market capitalization weighted measure of the 1,000 largest publicly traded companies within the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

GENERAL INFORMATION

SERVICE PROVIDERS

Investment Manager.  Pacific Global Investment Management Company is the investment manager of the Funds and is located at 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203.

Transfer Agent and Administrator.  Pacific Global Investors Services, Inc., a wholly-owned subsidiary of the Manager, acts as the Transfer Agent, Dividend Disbursing Agent, and Administrative Services Agent for all of the Funds.  PGIS is located at 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203.

Distributor.  Pacific Global Fund Distributors, Inc., a wholly-owned subsidiary of the Manager, is the principal underwriter of the Funds’ shares.  It is located at 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203.

PRINCIPAL SHAREHOLDERS

As of August 20, 2010, each Fund’s shareholders of record and/or beneficial owners (to the Fund’s knowledge) who owned five percent or more of the Fund’s shares are set forth in Exhibit C.

As of August 20, 2010, the Directors and Officers of the Company, as a group, owned 5.59% of the outstanding shares of the Growth Fund, 1.21% of the outstanding shares of the Multi-Cap Value Fund and less than 1% of outstanding shares of the Government Securities, Balanced, Income and Equity, and the Small Cap Funds.

COSTS OF THE MEETING AND SOLICITATION

All costs associated with the Meeting, including the preparation of this Proxy Statement and the solicitation of proxies, will be borne by the Funds.  Solicitation will be made primarily by mail, but also may be made by telephone, facsimile and/or personal contact of regular employees of the Company or the Manager.  The Funds will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses in communicating with the person(s) for whom they hold shares of the Funds.

The Funds have retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, to assist the Funds in the distribution of proxy materials. It is anticipated that Broadridge will be paid approximately $17,500 to $22,500, for such services (including reimbursements of out-of-pocket expenses).

OTHER MATTERS TO COME BEFORE THE MEETING

The Board does not know of any other matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

As a general matter, the Company does not hold regular annual or other meetings of shareholders.  Any shareholder who wishes to submit proposals to be considered at a special meeting of the Company’s shareholders should send such proposals to the Company at 101 N.

Brand Blvd., Suite 1950, Glendale, CA 91203, so as to be received a reasonable time before the proxy solicitation for that meeting is made.  Shareholder proposals that are submitted in a timely fashion will not necessarily be included in the Company’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

/s/ Catherine L. Henning

Catherine L. Henning

Secretary

Dated:  September 17, 2010

IMPORTANT: Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it to Pacific Advisors Fund Inc. immediately.

EXHIBITS

Exhibit A	Fund Capitalization by Share Class	A-1

Exhibit B	Form of Nominating Committee Charter	B-1

Exhibit C	Principal Shareholders of the Funds	C-1

EXHIBIT A

Fund	Outstanding Shares as of August 27, 2010
Government Securities Fund — Class A	251,789.493
Government Securities Fund — Class C	252,292.449
Income and Equity Fund — Class A	389,664.962
Income and Equity Fund — Class C	534,430.968
Balanced Fund — Class A	272,427.159
Balanced Fund — Class C	1,410,854.444
Growth Fund — Class A	283,534.205
Growth Fund — Class C	92,139.305
Multi-Cap Value Fund — Class A	325,497.16
Multi-Cap Value Fund — Class C	235,222.671
Small Cap Fund — Class A	3,524,295.363
Small Cap Fund — Class C	526,993.324
Small Cap Fund — Class I	153.95

EXHIBIT B

PACIFIC GLOBAL FUND, INC., dba PACIFIC ADVISORS FUND INC.

NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

(as adopted by the Board of Directors on February 27, 2004)

Purpose

The Nominating Committee (the “Committee”) shall identify and recommend to the Board of Directors individuals qualified to be directors of the Company, consistent with criteria approved by the Board, for either appointment to the Board or to stand for election at a meeting of stockholders.

Membership

The Committee shall be comprised of three members of the Board, each of whom shall not be an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Determinations as to whether a particular director satisfies the requirements for membership of the Committee shall be made by the Board, with the assistance of counsel.

The members of the Committee shall be appointed by the Board on the recommendation of the Committee and shall serve for such terms as the Board may determine, or until their earlier resignation, death or removal by the Board. A chairperson of the Committee shall be designated by the Committee.

Operations

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The Committee will meet at such times as determined by its chairperson or as requested by any two of its members. The Committee may meet in person or telephonically. Notice of all meetings shall be given, and waiver thereof determined, pursuant to the provisions contained in the Company’s by-laws. The chairperson will preside, when present, at all meetings of the Committee. Except as expressly provided in this Charter or the bylaws of the Company, the Committee shall fix its own rules of procedure.

The Committee may ask that any director, officer or other employee of the Company, or any other person whose advice or counsel is sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee may deem appropriate. The Committee may exclude any person it deems appropriate.

The Committee shall maintain copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee. A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book.

The Committee may form, and delegate authority to, subcommittees when it deems appropriate.

Qualification of Nominees

The Committee shall take into account the applicable requirements for directors under the 1940 Act, including without limitation any requirement that at least a specified percentage of the directors not be interested persons. In addition, the Committee may take into consideration such other factors and criteria it deems appropriate in evaluating a candidate, including his or her independence, age integrity, skills, expertise, breadth of experience, and knowledge about the Company’s business or industry. All nominees should have at least a bachelor’s degree and experience in a position involving familiarity with investments or financial matters. In addition, all nominees should be willing and able to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees.

Shareholders may submit recommendations for nominees to the Nominating Committee, c/o Pacific Global Investors Services Inc., at its then current address, which will forward any recommendations received to the members of the Nominating Committee. To be considered, shareholder recommendations must be received a reasonable time before the Company begins to print and mail proxy materials for the relevant shareholder meeting. Shareholder recommendations will be evaluated in light of the Company’s needs and the criteria set forth above.

Authority, Duties and Responsibilities

The Committee shall:

1.     Identify individuals that the Committee believes are qualified to become Board members, consistent with criteria approved by the Board, and recommend that the Board select such nominee or nominees to stand for election at the next meeting of shareholders of the Company at which directors will be elected. The Committee shall take into account the applicable requirements for directors under the 1940 Act and the qualifications for nominees set forth in this Charter. The Committee may (but is not required to) consider candidates suggested by management or other members of the Board. The Committee shall request from candidates or otherwise cause to be gathered such information as it deems appropriate and necessary as to such candidate’s qualifications. Before recommending a candidate for nomination to the Board, the Committee or one or more designated members shall interview such candidate.

2.     Consider recommendations by shareholders for nominations made by the Board, provided such recommendations are made in accordance with the guidelines set forth by the Committee and applicable law.

3.     If there is a vacancy on the Board, identify individuals that the Committee believes are qualified to become Board members and recommend such person or persons for appointment to the Board.

4.     Review the appropriateness of continued Board service by any member whose circumstances have materially changed, including without limitation review of whether such member continues not to be an “interested person” of the Company.

5.     Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Recommend changes in this Charter in light of changes in applicable law.

6.     Report to the Board on the activities of the Committee.

7.     Have the authority, in consultation with the Board to retain and terminate consultants and search firms at the expense of the Company to be used to assist in the identification and evaluation of director candidates, including authority to approve the fees and other retention terms for such consultants.

8.     Have the sole authority to obtain, at the expense of the Company, advice and assistance from legal counsel.

9.     Perform any other duties and responsibilities delegated to the Committee by the Board.

EXHIBIT C

The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of any class of any Fund’s shares as of August 20, 2010, are listed below:

FUND	TYPE OF OWNERSHIP	SHAREHOLDER	% OWNERSHIP
Government Securities Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	36.56%
	Record; Beneficial	Pershing LLC FBO Individual Investor Jersey City, NJ	18.54%

Government Securities Fund (C)	Record	Wedbush Securities for the sole benefit of its customers Los Angeles, CA	5.77%

Income and Equity Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	50.50%
	Record; Beneficial	Pershing LLC FBO Individual Investor Jersey City, NJ	9.81%

Balanced Fund (A)	Record; Beneficial	Pershing LLC FBO Individual Investor Jersey City, NJ	13.50%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Ocoee, FL	5.63%
	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	5.51%

Growth Fund (C)	Record	Pershing LLC for the sole benefit of its customers Jersey City, NJ	7.89%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Hollywood, CA	6.98%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Chatsworth, CA	6.52%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor San Diego, CA	6.01%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Ojai, CA	5.46%

Multi-Cap Value Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	5.56%

Small Cap Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	29.04%

Small Cap Fund (C)	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Chicago, IL	5.67%

Small Cap Fund (I)	Record; Beneficial	Pacific Global Investment Management Company Glendale, CA	100%

The Fund believes that the shares held by the financial institutions listed above were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

				For	Withhold	For All	Instructions:
	1.	To elect board members of the Funds.		All	All	Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees

		01 - Victoria Breen	05 - Takashi Makinodan	☐	☐	☐
		02 - L. Michael Haller	06 - Gerald E. Miller
		03 - Peter C. Hoffman	07 - Louise K. Taylor
04 - George A. Henning
								For	Against	Abstain

2.	To approve a change in each Fund’s fundamental policy regarding borrowing.							☐	☐	☐

3.	To approve a change to the investment objective of the Growth Fund (applies only to the Growth Fund).							☐	☐	☐

4.	To approve a change to the investment objective of the Multi-Cap Value Fund (applies only to the Multi-Cap Value Fund).							☐	☐	☐

IMPORTANT
You can help the Funds avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]			Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

PACIFIC ADVISORS FUND INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Meetings of Shareholders and the accompanying Proxy Statement. The undersigned, revoking all previous proxies, hereby appoint(s) George A. Henning and Catherine L. Henning, or any one or more of them, attorney(s) with full power of substitution in each, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund Inc. (the “Company”)to be held at the offices of the Company, 101 North Brand Boulevard, Suite 1950, Glendale, California 91203, on October 27, 2010, at 1:00 p.m., and at any adjournments or postponements thereof on all matters coming before the meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director nominee in Proposal 1, “FOR” each of Proposals 2 – 4, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting of Shareholders.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.